Safe Harbor Statement and Disclaimer Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Five Star," or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state- chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, in each case under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Unaudited Financial Data Numbers contained in this presentation for the quarter ended December 31, 2025 and for other quarterly periods are unaudited. Additionally, numbers contained in this presentation for the full fiscal year ended December 31, 2025 are unaudited. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including the Company’s allowance for credit losses, fair values, and income taxes. Non-GAAP Financial Measures The Company uses financial information in its analysis of the Company’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. Fourth Quarter 2025 Investor Presentation | 2

Agenda Fourth Quarter 2025 Investor Presentation | 3 •Company Overview •Financial Highlights •Loans and Credit Quality •Deposit and Capital Overview •Financial Results

Company Overview Fourth Quarter 2025 Investor Presentation | 4

Executive Team Fourth Quarter 2025 Investor Presentation | 5 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Executive Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Executive Vice President and Chief Operating Officer Five Star since 2017 Heather Luck Executive Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015 DJ Kurtze Executive Vice President and San Francisco Bay Area President Five Star since 2023

Company Overview Nasdaq: Headquarters: Asset Size: Loans HFI: Deposits: Bank Branches: Fourth Quarter 2025 Investor Presentation | 6 FSBC Rancho Cordova, CA $4.8 billion $4.1 billion $4.2 billion 9 Note: Balances are as of December 31, 2025. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith- based, government, nonprofits, and more.

HISPANIC CHAMBER OF COMMERCE SACRAMENTO METRO CHAMBER OF COMMERCE 2025 Awards and Rankings Fourth Quarter 2025 Investor Presentation | 7 BANK EXECUTIVE AND EMPLOYEE AWARDS 40 Under 40 Newsmaker 100 List 2024 | TOP 3 BEST-PERFORMING COMMUNITY BANKS IN THE NATION (Banks with $3B - $10B in Assets) (Ranked in Top 10% of Community Banks in the Nation) Power 100 List C-Suite Award Champions for DE&I Women Who Mean Business Fastest Growing Banks by Deposits 2024 | RAYMOND JAMES COMMUNITY BANKERS CUP FIVE STAR BANK AWARDS AND RANKINGS SACRAMENTO BUSINESS JOURNAL SAN FRANCISCO BUSINESS TIMES S&P Global Market Intelligence RANKED 4TH ON THE LIST OF THE BEST U.S. BANKS (Banks with Assets Less Than $5B) Bank Director Magazine (RankingBanking) RANKED 13TH ON THE LIST OF TOP 25 U.S. BANKS Bank Director Magazine (RankingBanking) Sacramentan of the Year Award Champion Latina Estrella Award 2025 SM-ALL STARS Piper Sandler’s COMMERCIAL REAL ESTATE WOMEN SACRAMENTO Women of Impact Award SACRAMENTO STATE ALUMNI ASSOCIATION Distinguished Alumni Award

Financial Highlights Fourth Quarter 2025 Investor Presentation | 8

Financial Highlights Fourth Quarter 2025 Investor Presentation | 9 (dollars in thousands, except per share data) For the three months ended For the year ended 12/31/2025 9/30/2025 12/31/2024 12/31/2025 12/31/2024 Profitability Net income $ 17,643 $ 16,344 $ 13,317 $ 61,606 $ 45,671 Return on average assets ("ROAA") 1.50% 1.44% 1.31% 1.41% 1.23 % Return on average equity ("ROAE") 15.97% 15.35% 13.48% 14.74% 12.72 % Earnings per share (basic and diluted) $ 0.83 $ 0.77 $ 0.63 $ 2.90 $ 2.26 Net Interest Margin Net interest margin 3.66% 3.56% 3.36% 3.55% 3.32 % Average loan yield 6.09% 6.14% 6.01% 6.08% 5.89 % Average cost of interest-bearing deposits 3.01% 3.28% 3.48% 3.22% 3.48 % Average cost of total deposits 2.23% 2.44% 2.58% 2.40% 2.56 % Total cost of funds 2.30% 2.51% 2.65% 2.47% 2.64% 12/31/2025 12/31/2024 Deposits and Securities Non-interest-bearing deposits $ 1,084,537 $ 922,629 Interest-bearing deposits 3,116,547 2,635,365 Total deposits 4,201,084 3,557,994 Total securities 96,889 100,914 Total securities to interest-earning assets 2.09% 2.55 % Asset Quality Nonperforming loans to loans held for investment 0.08% 0.05 % Allowance for credit losses to loans held for investment 1.09% 1.07 % Note: Yields are based on average balance and annualized quarterly interest income. Costs are based on average balance and annualized quarterly interest expense.

Financial Highlights - December 31, 2025 Fourth Quarter 2025 Investor Presentation | 10 Growth • Continued balance sheet growth with increases in loans held for investment of $542.2 million and increases in non-wholesale(1) deposits of $738.1 million since December 31, 2024. Funding • Non-interest-bearing deposits comprised 25.82% of total deposits, compared to 25.81% as of September 30, 2025 and 25.93% as of December 31, 2024. • Deposits comprised 97.49% of total liabilities, as compared to 97.46% of total liabilities as of September 30, 2025 and 97.30% of total liabilities as of December 31, 2024. Liquidity • Insured and collateralized deposits were approximately $2.8 billion, representing 66.20% of total deposits, compared to 65.25% as of September 30, 2025. • Cash and cash equivalents were $506.9 million, representing 12.06% of total deposits, compared to 14.15% as of September 30, 2025 and 9.90% as of December 31, 2024. Capital • All capital ratios were above well-capitalized regulatory thresholds. • On October 16, 2025 and January 15, 2026, the Company declared cash dividends of $0.20 and $0.25 per share, respectively, for the three months ended September 30, 2025 and December 31, 2025, respectively. 1. The Company defines wholesale deposits as brokered deposits and California Time Deposit Program deposits.

$811 $840 $973 $1,272 $1,480 $1,954 $2,557 $3,227 $3,593 $4,053 $4,755 $1,806 $2,535 $148 $22 Total Assets Excluding PPP Loans PPP Loans 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Consistent and Organic Asset Growth Fourth Quarter 2025 Investor Presentation | 11 Note: Dollars are in millions. Balances are end of period. References to PPP are the Paycheck Protection Program. 1. CAGR is based upon balances as of December 31, 2025. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years 10 years Total Assets 19.47% 19.34%

Pre-tax, pre-provision income Pre-tax income EPS (basic and diluted) Earnings Track Record Fourth Quarter 2025 Investor Presentation | 12 Ea rn in gs (i n M ill io ns ) Q uarterly Earnings per Share $15.9M $17.2M $18.0M $20.7M $20.3M $22.6M $24.7M $25.8M $0.62 $0.51 $0.52 $0.63 $0.62 $0.68 $0.77 $0.83 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0.0M $5.0M $10.0M $15.0M $20.0M $25.0M $30.0M $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1. A reconciliation of this non-GAAP measure is set forth in the appendix. Ea rn in gs (i n M ill io ns ) A nnual Earnings per Share $70.6M $71.7M $93.4M $66.6M $64.7M $83.7M $2.78 $2.26 $2.90 2023 2024 2025 $0.0M $20.0M $40.0M $60.0M $80.0M $100.0M $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 (1) Quarterly Trend of Pre-Tax, Pre-Provision Income(1) Annual Trend

Operating Metrics Fourth Quarter 2025 Investor Presentation | 13 Efficiency RatioNet Interest Margin 3.42% 3.32% 3.55% 2023 2024 2025 40.35% 43.19% 41.03% 2023 2024 2025 Note: All 2025 figures are through December 31, 2025. Total Income Before Taxes $66.6M $64.7M $83.7M 2023 2024 2025

Non-interest Income and Expense Comparison Fourth Quarter 2025 Investor Presentation | 14 (dollars in thousands) For the three months ended For the year ended 12/31/2025 9/30/2025 12/31/2024 12/31/2025 12/31/2024 Non-interest Income Service charges on deposit accounts $ 159 $ 185 $ 179 $ 755 $ 721 Gain on sale of loans — — 150 244 1,274 Loan-related fees 557 683 400 2,156 1,605 FHLB stock dividends 332 329 332 1,317 1,320 Earnings on bank-owned life insurance 234 209 182 824 644 Other income 118 560 423 1,239 889 Total non-interest income $ 1,400 $ 1,966 $ 1,666 $ 6,535 $ 6,453 Non-interest Expense Salaries and employee benefits $ 10,125 $ 9,716 $ 8,360 $ 37,885 $ 31,709 Occupancy and equipment 788 700 649 2,782 2,547 Data processing and software 1,597 1,559 1,369 6,121 5,088 Federal Deposit Insurance Corporation insurance 525 500 440 1,950 1,635 Professional services 960 932 774 3,723 3,078 Advertising and promotional 988 803 752 3,178 2,411 Loan-related expenses 364 317 321 1,423 1,207 Other operating expenses 2,310 2,053 1,823 7,946 6,818 Total non-interest expense $ 17,657 $ 16,580 $ 14,488 $ 65,008 $ 54,493

Shareholder Returns Fourth Quarter 2025 Investor Presentation | 15 ROAA ROAE Cash Dividend Payout Ratio on Common Stock(1) Value per Share (book and tangible book(2)) Note: All 2025 figures are through December 31, 2025. 1. Cash dividend payout ratio on common stock is calculated as dividends paid on common shares divided by basic earnings per common share. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. 1.44% 1.23% 1.41% 2023 2024 2025 17.85% 12.72% 14.74% 2023 2024 2025 26.98% 35.45% 27.59% 2023 2024 2025 $16.56 $18.60 $20.87 2023 2024 2025

Loans and Credit Quality Fourth Quarter 2025 Investor Presentation | 16

$148 $22 4.93% 5.28% 5.45% 4.96% 4.71% 6.09%Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excluding PPP Loans Consistent Loan Growth To ta l L oa ns H el d fo r I nv es tm en t ( M ill io ns ) $3,104 $3,266 $3,461 $3,533 $3,622 $3,758 $3,887 $4,075 5.71% 5.83% 5.98% 6.01% 6.02% 6.09% 6.14% 6.09% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Fourth Quarter 2025 Investor Presentation | 17 Note: Loan balances are end of period loans held for investment. Yields are based on average balance and annualized quarterly interest income. 1. CAGR is based upon balances as of December 31, 2025. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) Quarterly Trend To ta l L oa ns H el d fo r I nv es tm en t ( M ill io ns ) $1,355 $1,912 $2,791 $3,082 $3,533 $4,075 $148 $22 4.96% 4.82% 4.75% 5.52% 5.89% 6.08% 2020 2021 2022 2023 2024 2025 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Annual Trend CAGR (1) 5 years Total Loans 22.07%

Loan Portfolio Composition Fourth Quarter 2025 Investor Presentation | 18 Commercial real estate, 81.08% Commercial construction, 2.37% Residential construction, 0.21% Residential, 0.92% Farmland, 1.46% Commercial land and development, 0.03% Commercial Secured, 6.17% Commercial Unsecured, 0.99% PPP, 0.00% Consumer and other, 6.77% Types of collateral securing commercial real estate ("CRE") loans Loan Balance ($000s) # of Loans % of CRE Manufactured home community $ 1,025,386 464 31.02 % RV Park 412,955 130 12.49 % Retail 317,536 99 9.61 % Multifamily 286,064 119 8.65 % Industrial 247,368 149 7.48 % Faith-based 193,362 110 5.85 % Mini storage 190,252 52 5.76 % Office 175,767 101 5.32 % All other types (1) 457,023 183 13.82 % Total $ 3,305,713 1,407 100.00 % Note: Balances are net book value as of December 31, 2025, before allowance for credit losses and deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

$1,025M $413M $318M $286M $247M $193M $190M $176M $457M $1,821M $742M $668M $619M $564M $513M $382M $405M $966M 60.19% 59.28% 54.51% 53.41% 51.74% 47.10% 55.84% 52.21% 54.81% Loan Balance Collateral Value Weighted Average Loan-to-Value Manufactured home community RV Park Retail Multifamily Industrial Faith-based Mini storage Office All other types $0M $250M $500M $750M $1,000M $1,250M $1,500M $1,750M $2,000M $2,250M CRE Collateral Values Fourth Quarter 2025 Investor Presentation | 19 (1) Note: Balances are net book value as of December 31, 2025, before allowance for credit losses and deferred loan fees, and exclude loans held for sale. LTV refers to loan-to-value 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration. Total CRE Weighted Average LTV 49.49%

Loan Portfolio Diversification Our core business centers on commercial lending, with an emphasis on commercial real estate. We provide a comprehensive suite of loan products tailored to the needs of small and medium-sized businesses, professionals, and individuals — including commercial real estate, commercial land and construction, and farmland loans. Additionally, we offer residential real estate, construction, and consumer loans, further supporting a broad range of client needs. Fourth Quarter 2025 Investor Presentation | 20Note: Balances are net book value as of December 31, 2025, before allowance for credit losses and deferred loan fees, and exclude loans held for sale. Loans by Type Loans by Purpose Real Estate Loans by Geography CML Term CRE NOO, 34.3% CML Term Multifamily, 31.9% CML Term CRE OO, 14.2% CSM Unsecured, 6.6% CML Secured, 4.5% CML Const CRE, 2.4% CML Term Ag RE, 1.5% Others, 4.6% CA, 56.9% TX, 7.3% NC, 3.1% FL, 2.8% OR, 2.6% AZ, 2.3% NV, 2.0%TN, 1.9%GA, 1.8%WA, 1.5% PA, 1.2% NY, 1.1% MO, 1.1% CO, 1.1% WI, 1.1% Other, 12.2% CRE Manufactured Home, 25.2% CRE Other, 11.2% CRE RV Park, 10.1% CRE Retail, 7.8% CRE Multifamily, 7.0% Consumer Unsecured, 6.6% CRE Industrial, 6.1% Commercial Other, 5.3% CRE Faith-based, 4.7% CRE Mini Storage, 4.7% CRE Office, 4.3% Commercial Construction, 2.4% Commercial LOC, 1.6% Others, 3.0%

Loan Rollforward Fourth Quarter 2025 Investor Presentation | 21Note: Dollars are in millions. Beginning and ending balances are as of period end, before allowance for credit losses, including deferred loan fees, and excluding loans held for sale. $150 $390 $334 $263 $259 $319 $353 $452 $(51) $(155) $(99) $(119) $(105) $(119) $(134) $(145)$(77) $(73) $(41) $(72) $(66) $(65) $(89) $(119) Originations & Advances Paydowns Payoffs Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Beginning Balance $ 3,082 $ 3,104 $ 3,266 $ 3,461 $ 3,533 $ 3,622 $ 3,758 $ 3,887 Ending Balance $ 3,104 $ 3,266 $ 3,461 $ 3,533 $ 3,622 $ 3,758 $ 3,887 $ 4,075 Loans Held for Investment

Loan Yield Composition $235M $636M $661M $369M $462M $666M 7.54% 5.39% 5.06% 6.64% 6.86% 6.54% Floating Rate Loans Adjustable Rate Loans Weighted Average Rate Monthly (Floating) 2026 2027 2028 2029 After 2029 Fixed, 25.7% Adjustable, 68.5% Floating, 5.8% $2.8 billion, or 68.5%, of total loans held for investment as of December 31, 2025 are adjustable rate loans. $636 million in adjustable rate loans, with a weighted average rate of 5.39%, are scheduled to reprice in 2026. Note: Dollars are in millions. Balances are net book value as of December 31, 2025, before allowance for credit losses and deferred loan fees. Weighted average rates are as of December 31, 2025 and based upon outstanding principal. Fourth Quarter 2025 Investor Presentation | 22 Floating or Adjustable, 74.3%

Asset Quality Fourth Quarter 2025 Investor Presentation | 23 Nonperforming Loan Trend Allowance for Credit Losses and Net Charge-off Trend Note: References to loans HFI are loans held for investment, which are the equivalent of total loans outstanding at each period end. References to average loans HFI are average loans held for investment during the period. $0.5M $0.6M $0.4M $2.0M $1.8M $1.8M $2.3M $2.1M $3.1M 0.03% 0.03% 0.01% 0.06% 0.05% 0.05% 0.06% 0.05% 0.08% Nonperforming Loans Nonperforming Loans to Loans HFI 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 1.48% 1.20% 1.02% 1.12% 1.07% 1.08% 1.07% 1.08% 1.09% 0.12% 0.04% 0.07% 0.11% 0.12% 0.02% 0.04% 0.02% 0.01% Allowance for Credit Losses to Loans HFI Net Charge-offs to Average Loans HFI 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Our primary objective is to maintain a high level of asset quality in our loan portfolio. Therefore, we: – Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials – Monitor payment performance, delinquencies, tax compliance, and property insurance compliance of our borrowers – Design our practices to facilitate the early detection and remediation of problems within our loan portfolio – Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process

Allocation of Allowance for Credit Losses Fourth Quarter 2025 Investor Presentation | 24 (dollars in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Allowance for Credit Losses Amount % of Total % of Loans to Total Loans Amount % of Total % of Loans to Total Loans Amount % of Total % of Loans to Total Loans Amount % of Total % of Loans to Total Loans Amount % of Total % of Loans to Total Loans Real estate: Commercial $ 25,864 68.44% 80.75% $ 27,027 68.91% 81.11% $ 27,792 69.19% 81.54% $ 23,473 55.81% 80.86% $ 25,219 56.77% 81.08 % Commercial land & development 78 0.21% 0.11% 70 0.18% 0.10% 33 0.08% 0.04% 30 0.07% 0.02% 56 0.13% 0.03 % Commercial construction 2,268 6.00% 3.15% 2,227 5.68% 3.12% 2,575 6.41% 2.99% 4,355 10.35% 3.52% 4,050 9.12% 2.37 % Residential construction 64 0.17% 0.13% 78 0.20% 0.16% 75 0.19% 0.15% 108 0.26% 0.15% 213 0.48% 0.21 % Residential 270 0.71% 0.93% 279 0.71% 0.94% 334 0.83% 0.88% 351 0.83% 0.92% 362 0.82% 0.92 % Farmland 607 1.61% 1.34% 598 1.52% 1.20% 723 1.80% 1.37% 425 1.01% 1.48% 467 1.05% 1.46 % Total real estate loans 29,151 77.14% 86.41% 30,279 77.20% 86.63% 31,532 78.50% 86.97% 28,742 68.33% 86.95% 30,367 68.37% 86.07 % Commercial: Secured 5,866 15.52% 4.91% 5,905 15.05% 4.77% 5,623 14.00% 4.63% 10,400 24.73% 4.91% 11,204 25.23% 6.17 % Unsecured 278 0.74% 0.78% 403 1.03% 0.96% 417 1.04% 1.00% 438 1.04% 0.99% 482 1.09% 0.99 % Total commercial loans 6,144 16.26% 5.69% 6,308 16.08% 5.73% 6,040 15.04% 5.63% 10,838 25.77% 5.90% 11,686 26.32% 7.16 % Consumer and other 2,496 6.60% 7.90% 2,637 6.72% 7.64% 2,595 6.46% 7.40% 2,481 5.90% 7.15% 2,356 5.31% 6.77 % Total allowance for credit losses $ 37,791 100.00% 100.00% $ 39,224 100.00% 100.00% $ 40,167 100.00% 100.00% $ 42,061 100.00% 100.00% $ 44,409 100.00% 100.00%

Risk Grade Migration Fourth Quarter 2025 Investor Presentation | 25 Classified Loans (Loans Rated Substandard or Doubtful) (dollars in thousands) 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Real estate: Commercial $ 2,587 $ 3,653 $ 4,170 $ 18,446 $ 21,372 Commercial land and development — — — — — Commercial construction — — — — — Residential construction — — — — — Residential — — — — — Farmland — — — — — Commercial: Secured 48 43 37 104 953 Unsecured — — — — — Consumer and other 9 8 7 6 6 Total $ 2,644 $ 3,704 $ 4,214 $ 18,556 $ 22,331 % of Loan Portfolio Outstanding by Risk Grade: Pass 96.44% 96.81% 97.06% 97.14% 96.95 % Watch 3.49% 3.09% 2.83% 2.38% 2.50 % Substandard 0.07% 0.10% 0.11% 0.48% 0.55 % Note: Loan portfolio outstanding is the total balance of loans outstanding at period end, before deferred loan fees and allowance for loan losses, and excluding loans held for sale.

Deposit and Capital Overview Fourth Quarter 2025 Investor Presentation | 26

$1.8B $2.3B $2.8B $3.0B $3.6B $3.7B $3.9B $4.1B $4.2B $889M $1,001M $1,228M $1,409M $1,650M $1,706M $1,826M $2,110M $2,218M $701M $902M $971M $831M $923M $934M $1,004M $1,059M $1,085M $146M $279M $240M $320M $315M $296M $292M $309M $344M $104M $343M $467M $670M $801M $772M $626M $555M 7,124 8,162 9,832 11,855 13,500 14,041 14,562 14,970 15,494 Money Market & Savings Non-Interest-Bearing Demand Interest-Bearing Demand Time Deposits Total Number of Accounts 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Strong Deposit Growth Fourth Quarter 2025 Investor Presentation | 27 Note: Balances are end of period. Cost of total deposits is based on total average balance of interest-bearing and non- interest-bearing deposits and annualized quarterly deposit interest expense. 1. CAGR is based upon balances as of December 31, 2025. 2. As of quarter- or year-end, as applicable Cost of Total Deposits 0.44% 0.11% 0.43% 1.97% 2.56% 2.48% 2.46% 2.44% 2.23% CAGR (1) 5 years Total Deposits 18.68% (2)

Money Market, 48.2% Non-Interest- Bearing Demand, 25.2% Time Deposits, 12.9% Interest-Bearing Transaction, 8.0% Savings, 3.2% Borrowings & Subordinated Debt, 1.7% Other Liabilities, 0.8% Diversified Funding Fourth Quarter 2025 Investor Presentation | 28 Total Deposits(1) = $4.2 billion 97.5% of Total Liabilities Liability Mix(1) 1. Balances are as of December 31, 2025. 2. Loan balance in loan to deposit ratio is total loans held for investment and sale at period end. Loan(2) to Deposit Ratio Non-Interest-Bearing Deposits to Total Deposits 84.5% 85.1% 100.7% 102.2% 99.4% 97.0% 96.5% 94.7% 97.0% 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 39.3% 39.5% 34.9% 27.5% 25.9% 25.0% 25.8% 25.8% 25.8% 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025

Government, 23.49% Commercial Real Estate & Construction, 16.22% Other, 14.92% Small to Medium Sized Business, 8.97% Professional Service Practice, 8.23% Non-profit, 7.91% Healthcare & Practice, 6.81% Manufactured Home Community, 6.30% Agriculture & Ag Tech, 2.92%Faith-based, 2.17% Venture Banking, 1.55% RV Park, 0.51% Local Agency Depositors, 23.51% All Other Depositors, 76.49% Deposit Composition Fourth Quarter 2025 Investor Presentation | 29 Note: Balances are as of December 31, 2025 and include time and wholesale deposits. 1. Types of accounts in “Other” are brokered deposits, which comprise 4.17% of total deposits, as well as individuals, trusts, estates, and market verticals that individually make up less than 0.40% of all deposits. 2. Government and Local Agency Depositors includes State of California, which comprises 6.90% of total deposits. Total Deposits by Relationship Size Local Agency BreakoutTotal Deposits by Market Vertical Relationships > $5 million, 60.90% Relationships ≤ $5 million, 39.10% 7.67 Years Average Age of Relationships > $5 million $272,000 Average Deposit Account Balance (1) (2) (2)

Capital Ratios Fourth Quarter 2025 Investor Presentation | 30 Tier 1 Leverage Ratio Tier 1 Capital to RWA Total Capital to RWA Common Equity Tier 1 to RWA Note: References to RWA are risk-weighted assets. 6.58% 9.47% 8.60% 8.73% 10.05% 9.70% 2020 2021 2022 2023 2024 2025 8.98% 11.44% 8.99% 9.07% 11.02% 10.58% 2020 2021 2022 2023 2024 2025 8.98% 11.44% 8.99% 9.07% 11.02% 10.58% 2020 2021 2022 2023 2024 2025 12.18% 13.98% 12.46% 12.30% 13.99% 13.33% 2020 2021 2022 2023 2024 2025

We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and customer empathy. We are dedicated to serving real estate, agricultural, faith-based, and small to medium-sized enterprises. We aim to consistently deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community. “ Five Star Bank has been a trusted partner in Breathe California Sacramento Region’s life- saving work for over a decade. Five Star has been a rock, proactively seeking ways to help us streamline and access resources. With this solid foundation of support and trust, we look forward to many more productive years in the Greater Sacramento Region with Five Star Bank by our side. “ Five Star Bank customer, Visit Sacramento, ensures our region is a leading destination for meetings, conventions, travel trade and leisure, which support the vitality of our regional economy by driving almost $200 million in visitor spending annually. Their vision is for every person in the world to say, “I want to visit Sacramento!” David Eadie, Chief Sports & Entertainment Officer Sonya Bradley, Chief DEI & Community Relations Officer Mariles Krock, Chief Convention Sales & Services Officer Kari Miskit, Chief Operating Officer & Media Relations Mike Testa, President & CEO Elizabeth Savin, Air Quality Programs Director Jennifer Finton, CEO Micaela Adesanya, Asthma Program Manager “ Five Star Bank customer, Cristo Rey High School Sacramento, is a Catholic, fully-accredited college preparatory high school. They offer a focused curriculum designed to support students not only in being accepted to college, but in graduating from college. Their goal is to educate the “whole person,” that is the mind, body and spirit of each student. They offer a challenging academic curriculum, as well as opportunities for co-curricular, spiritual and religious formation. Dave Lucchetti, Five Star Bancorp Retired Board Chair Father Christopher Calderon, President Cristo Rey Students

Appendix: Non-GAAP Reconciliation (Unaudited) Fourth Quarter 2025 Investor Presentation | 32 The Company uses financial information in its analysis of the Company's performance that is not in conformity with GAAP. The Company believes that these non- GAAP financial measures provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. As such, investors should not view these disclosures as a substitute for results determined in accordance with GAAP. Additionally, these non-GAAP measures are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Average loan yield, excluding PPP loans, is defined as the daily average loan yield, excluding PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield. Management believes that average loan yield, excluding PPP loans, is a useful financial measure because it enables management, investors, and others to assess the Company's ability to manage yield on core loans. We had no PPP loans nor interest and fee income on PPP loans for the periods shown in this presentation other than the years ended December 31, 2020, 2021, and 2022. As a result, average loan yield, excluding PPP loans, is the same as daily average loan yield for all periods presented other than the years ended December 31, 2020, 2021, and 2022. Reconciliations for such periods are provided below. Total assets, excluding PPP loans, is defined as total assets less PPP loans. The most directly comparable GAAP financial measure is total assets. Management believes that total assets, excluding PPP loans, is a useful financial measure because it enables management, investors, and others to assess the Company's ability to manage core assets. We had no PPP loans as of the period ends shown in this presentation other than as of December 31, 2020 and 2021. As a result, total assets, excluding PPP loans, is the same as total assets for all periods presented, other than as of December 31, 2020 and 2021. Reconciliations for such periods are provided below. Pre-tax, pre-provision income is defined as pre-tax income plus provision for credit losses. The most directly comparable GAAP financial measure is pre-tax income. Management believes that pre-tax, pre-provision income is a useful financial measure because it enables management, investors, and others to assess the Company's ability to generate operating profit and capital. Tangible book value per share is defined as total shareholders’ equity less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of the period. The most directly comparable GAAP financial measure is book value per share. Management believes that tangible book value per share is a useful financial measure because it enables management, investors, and others to assess the Company's value and use of equity. We had no goodwill or other intangible assets at the end of any period indicated. As a result, tangible book value per share is the same as book value per share at the end of each of the periods indicated.

Appendix: Non-GAAP Reconciliation (Unaudited) Fourth Quarter 2025 Investor Presentation | 33 (dollars in millions) As of Total assets, excluding PPP loans 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Total assets $ 1,954 $ 2,557 $ 3,227 $ 3,593 $ 4,053 $ 4,755 Less: PPP loans 148 22 — — — — Total assets, excluding PPP loans $ 1,806 $ 2,535 $ 3,227 $ 3,593 $ 4,053 $ 4,755 (dollars in thousands) Three months ended Year ended Pre-tax, pre-provision income 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 12/31/23 12/31/24 12/31/25 Pre-tax income $ 14,961 $ 15,152 $ 15,241 $ 19,367 $ 18,391 $ 20,099 $ 22,234 $ 23,008 $ 66,616 $ 64,721 $ 83,732 Add: provision for credit losses 900 2,000 2,750 1,300 1,900 2,500 2,500 2,800 4,000 6,950 9,700 Pre-tax, pre-provision income $ 15,861 $ 17,152 $ 17,991 $ 20,667 $ 20,291 $ 22,599 $ 24,734 $ 25,808 $ 70,616 $ 71,671 $ 93,432 (dollars in thousands) Three months ended Year ended Average loan yield, excluding PPP loans 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Interest and fee income on loans $ 43,786 $ 46,362 $ 50,390 $ 52,803 $ 52,931 $ 56,016 $ 59,257 $ 61,010 $ 71,405 $ 78,894 $ 111,795 $ 162,713 $ 193,341 $ 229,214 Less: interest and fee income on PPP loans — — — — — — — — 6,535 7,417 635 — — — Interest and fee income on loans, excluding PPP loans 43,786 46,362 50,390 52,803 52,931 56,016 59,257 61,010 64,870 71,477 111,160 162,713 193,341 229,214 Annualized interest and fee income on loans, excluding PPP loans (numerator) 176,106 186,467 200,465 210,064 214,665 224,680 235,096 242,051 64,870 71,477 111,160 162,713 193,341 229,214 Average loans held for investment and sale 3,082,290 3,197,921 3,354,050 3,498,109 3,567,992 3,691,616 3,831,851 3,972,184 1,439,380 1,637,280 2,353,148 2,947,603 3,283,874 3,767,199 Less: average PPP loans — — — — — — — — 165,414 116,652 2,297 — — — Average loans held for investment and sale, excluding PPP loans (denominator) 3,082,290 3,197,921 3,354,050 3,498,109 3,567,992 3,691,616 3,831,851 3,972,184 1,273,966 1,520,628 2,350,851 2,947,603 3,283,874 3,767,199 Average loan yield, excluding PPP loans 5.71% 5.83% 5.98% 6.01% 6.02% 6.09% 6.14% 6.09% 5.09% 4.70% 4.73% 5.52% 5.89% 6.08%